Sub-Item 77Q1(e)

                             MEMORANDUM OF AGREEMENT
                              (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement dated July 1, 2006 between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust. AIM shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree as follows:

     For the Contractual Limits (listed in Exhibits A - E), the Trusts and AIM agree until at least the date set forth on the attached Exhibits A - E (the "Expiration Date") that AIM will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Funds' Board of Trustees; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. With regard to the Contractual Limits, the Board of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and AIM agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - E), the Trusts and AIM agree that these are not contractual in nature and that AIM may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Board of Trustees. Any delay or failure by AIM to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                   AIM COUNSELOR SERIES TRUST
                                   AIM EQUITY FUNDS
                                   AIM FUNDS GROUP
                                   AIM GROWTH SERIES
                                   AIM INTERNATIONAL MUTUAL FUNDS
                                   AIM INVESTMENT FUNDS
                                   AIM INVESTMENT SECURITIES FUNDS
                                   AIM SECTOR FUNDS
                                   AIM STOCK FUNDS
                                   AIM TAX-EXEMPT FUNDS
                                   AIM VARIABLE INSURANCE FUNDS
                                   on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement


                                   By: /s/ Philip A Taylor
                                       -----------------------------------------
                                   Title: President


                                   SHORT-TERM INVESTMENTS TRUST
                                   TAX-FREE INVESTMENTS TRUST
                                   on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement


                                   By: /s/ Karen Dunn Kelley
                                       -----------------------------------------
                                   Title: President


                                   A I M Advisors, Inc.


                                   By: /s/ Philip A Taylor
                                       -----------------------------------------
                                   Title: President
                                                          as of January 31, 2007

                          EXHIBIT "A" - RETAIL FUNDS(1)

FUNDS WITH FISCAL YEAR END OF MARCH 31

                                AIM SECTOR FUNDS

                                              CONTRACTUAL/     EXPENSE      EFFECTIVE DATE         EXPIRATION
FUND                                            VOLUNTARY    LIMITATION    OF CURRENT LIMIT           DATE
----                                          ------------   ----------   ------------------   ------------------
AIM Energy Fund
   Class A Shares                              Voluntary        1.55%         July 1, 2005           N/A(2)
   Class B Shares                              Voluntary        2.30%       August 12, 2003          N/A(2)
   Class C Shares                              Voluntary        2.30%       August 12, 2003          N/A(2)
   Investor Class Shares                       Voluntary        1.55%        April 1, 2005           N/A(2)
   Institutional Class Shares                  Voluntary        1.30%      January 31, 2006          N/A(2)

AIM Financial Services Fund
   Class A Shares                              Voluntary        1.30%         July 1, 2005           N/A(2)
   Class B Shares                              Voluntary        2.05%       August 12, 2003          N/A(2)
   Class C Shares                              Voluntary        2.05%        April 1, 2005           N/A(2)
   Investor Class Shares                       Voluntary        1.30%        April 1, 2005           N/A(2)

AIM Leisure Fund
   Class A Shares                              Voluntary        1.40%        July 1, 2005            N/A(2)
   Class B Shares                              Voluntary        2.15%       August 12, 2003          N/A(2)
   Class C Shares                              Voluntary        2.15%        April 1, 2005           N/A(2)
   Class R Shares                              Voluntary        1.65%      October 25, 2005          N/A(2)
   Investor Class Shares                       Voluntary        1.40%        April 1, 2005           N/A(2)

AIM Technology Fund
   Class A Shares                             Contractual       1.55%        July 1, 2005        June 30, 2007
   Class B Shares                             Contractual       2.30%        July 1, 2005        June 30, 2007
   Class C Shares                             Contractual       2.30%        July 1, 2005        June 30, 2007
   Investor Class Shares                      Contractual       1.55%        July 1, 2005        June 30, 2007
   Institutional Class Shares                 Contractual       1.30%        July 1, 2005        June 30, 2007

AIM Utilities Fund
   Class A Shares                             Contractual       1.30%        April 1, 2006        June 30, 2007
   Class B Shares                             Contractual       2.05%        April 1, 2006        June 30, 2007
   Class C Shares                             Contractual       2.05%        April 1, 2006        June 30, 2007
   Investor Class Shares                      Contractual       1.30%        April 1, 2006        June 30, 2007
   Institutional Class Shares                 Contractual       1.05%        April 1, 2006        June 30, 2007

                              AIM TAX-EXEMPT FUNDS

                                              CONTRACTUAL/     EXPENSE      EFFECTIVE DATE         EXPIRATION
FUND                                            VOLUNTARY    LIMITATION    OF CURRENT LIMIT           DATE
----                                          ------------   ----------   ------------------   ------------------
AIM High Income Municipal Fund
   Class A Shares                              Voluntary        0.65%        April 1, 2006          N/A(2)
   Class B Shares                              Voluntary        1.40%        April 1, 2006          N/A(2)
   Class C Shares                              Voluntary        1.40%        April 1, 2006          N/A(2)

See page 9 for footnotes to Exhibit A.

                                                          as of January 31, 2007

FUNDS WITH FISCAL YEAR END OF JULY 31

                         AIM INVESTMENT SECURITIES FUNDS

                                              CONTRACTUAL/     EXPENSE      EFFECTIVE DATE         EXPIRATION
FUND                                            VOLUNTARY    LIMITATION    OF CURRENT LIMIT           DATE
----                                          ------------   ----------   ------------------   ------------------
AIM Global Real Estate Fund
   Class A Shares                             Contractual     1.40%          July 1, 2005        June 30, 2007
   Class B Shares                             Contractual     2.15%         April 29, 2005       June 30, 2007
   Class C Shares                             Contractual     2.15%         April 29, 2005       June 30, 2007
   Class R Shares                             Contractual     1.65%         April 29, 2005       June 30, 2007
   Institutional Class Shares                 Contractual     1.15%         April 29, 2005       June 30, 2007

AIM Short Term Bond Fund
   Class A Shares                             Contractual     0.85%          July 1, 2005         June 30, 2007
   Class C Shares                             Contractual     1.10%(3)     February 1, 2006       June 30, 2007
   Class R Shares                             Contractual     1.10%         August 30, 2002       June 30, 2007
   Institutional Class Shares                 Contractual     0.60%         August 30, 2002       June 30, 2007

AIM Total Return Bond Fund
   Class A Shares                             Contractual     1.15%          July 1, 2005         June 30, 2007
   Class B Shares                             Contractual     1.90%          July 1, 2002         June 30, 2007
   Class C Shares                             Contractual     1.90%          July 1, 2002         June 30, 2007
   Class R Shares                             Contractual     1.40%          July 1, 2002         June 30, 2007
   Institutional Class Shares                 Contractual     0.90%          July 1, 2002         June 30, 2007

AIM Total Return Bond Fund
   Class A Shares                              Voluntary      1.00%          July 1, 2002            N/A(2)
   Class B Shares                              Voluntary      1.75%          July 1, 2002            N/A(2)
   Class C Shares                              Voluntary      1.75%          July 1, 2002            N/A(2)
   Class R Shares                              Voluntary      1.25%         April 30, 2004           N/A(2)
   Institutional Class Shares                  Voluntary      0.75%         April 30, 2004           N/A(2)

                                 AIM STOCK FUNDS

                                              CONTRACTUAL/     EXPENSE      EFFECTIVE DATE         EXPIRATION
FUND                                            VOLUNTARY    LIMITATION    OF CURRENT LIMIT           DATE
----                                          ------------   ----------   ------------------   ------------------
AIM Dynamics Fund
   Class A Shares                             Contractual       1.90%        July 1, 2005         July 31, 2006
   Class B Shares                             Contractual       2.65%       August 12, 2003       July 31, 2006
   Class C Shares                             Contractual       2.65%       August 12, 2003       July 31, 2006
   Class R Shares                             Contractual       2.15%      October 25, 2005       July 31, 2006
   Investor Class Shares                      Contractual       1.90%       August 12, 2003       July 31, 2006
   Institutional Class Shares                 Contractual       1.65%       August 12, 2003       July 31, 2006

AIM Dynamics Fund
   Class A Shares                              Voluntary        1.20%        July 1, 2005             N/A(2)
   Class B Shares                              Voluntary        1.95%       August 12, 2003           N/A(2)
   Class C Shares                              Voluntary        1.95%       August 12, 2003           N/A(2)
   Class R Shares                              Voluntary        1.45%      October 25, 2005           N/A(2)
   Investor Class Shares                       Voluntary        1.20%       August 12, 2003           N/A(2)
   Institutional Class Shares                  Voluntary        0.95%       August 12, 2003           N/A(2)

AIM S&P 500 Index Fund
   Investor Class Shares                      Contractual       0.60%       August 1, 2005        June 30, 2007
   Institutional Class Shares                 Contractual       0.35%       August 12, 2003       June 30, 2007

See page 9 for footnotes to Exhibit A.

                                                          as of January 31, 2007

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                           AIM COUNSELOR SERIES TRUST

                                              CONTRACTUAL/     EXPENSE      EFFECTIVE DATE         EXPIRATION
FUND                                            VOLUNTARY    LIMITATION    OF CURRENT LIMIT           DATE
----                                          ------------   ----------   ------------------   ------------------
AIM Floating Rate Fund
   Class A Shares                              Voluntary        1.50%        April 14, 2006           N/A(2)
   Class B1 Shares                             Voluntary        1.50%         May 1, 1997             N/A(2)
   Class C Shares                              Voluntary        2.00%        April 14, 2006           N/A(2)
   Class R Shares                              Voluntary        1.75%        April 14, 2006           N/A(2)
   Institutional Class Shares                  Voluntary        1.25%        April 14, 2006           N/A(2)

AIM Multi-Sector Fund
   Class A Shares                             Contractual       1.90%         July 1, 2005       August 31, 2006
   Class B Shares                             Contractual       2.65%       August 12, 2003      August 31, 2006
   Class C Shares                             Contractual       2.65%       August 12, 2003      August 31, 2006
   Institutional Class Shares                 Contractual       1.65%       August 12, 2003      August 31, 2006

AIM Structured Core Fund
   Class A                                    Contractual       1.00%        March 31, 2006       June 30, 2007
   Class B                                    Contractual       1.75%        March 31, 2006       June 30, 2007
   Class C                                    Contractual       1.75%        March 31, 2006       June 30, 2007
   Class R                                    Contractual       1.25%        March 31, 2006       June 30, 2007
   Institutional Class                        Contractual       0.75%        March 31, 2006       June 30, 2007

AIM Structured Growth Fund
   Class A                                    Contractual       1.00%        March 31, 2006       June 30, 2007
   Class B                                    Contractual       1.75%        March 31, 2006       June 30, 2007
   Class C                                    Contractual       1.75%        March 31, 2006       June 30, 2007
   Class R                                    Contractual       1.25%        March 31, 2006       June 30, 2007
   Institutional Class                        Contractual       0.75%        March 31, 2006       June 30, 2007

AIM Structured Value Fund
   Class A                                    Contractual       1.00%        March 31, 2006       June 30, 2007
   Class B                                    Contractual       1.75%        March 31, 2006       June 30, 2007
   Class C                                    Contractual       1.75%        March 31, 2006       June 30, 2007
   Class R                                    Contractual       1.25%        March 31, 2006       June 30, 2007
   Institutional Class                        Contractual       0.75%        March 31, 2006       June 30, 2007

FUNDS WITH FISCAL YEAR END OF OCTOBER 31

                                AIM EQUITY FUNDS

                                              CONTRACTUAL/     EXPENSE      EFFECTIVE DATE         EXPIRATION
FUND                                            VOLUNTARY    LIMITATION    OF CURRENT LIMIT           DATE
----                                          ------------   ----------   ------------------   ------------------
AIM Capital Development Fund
   Class A Shares                              Voluntary      1.55%          July 18, 2005            N/A(2)
   Class B Shares                              Voluntary      2.30%          July 18, 2005            N/A(2)
   Class C Shares                              Voluntary      2.30%          July 18, 2005            N/A(2)
   Class R Shares                              Voluntary      1.80%          July 18, 2005            N/A(2)
   Investor Class Shares                       Voluntary      1.55%          July 18, 2005            N/A(2)
   Institutional Class Shares                  Voluntary      1.30%          July 18, 2005            N/A(2)

AIM Diversified Dividend Fund
   Class A Shares                             Contractual     1.40%           July 1, 2005        June 30, 2007
   Class B Shares                             Contractual     2.15%           May 2, 2003         June 30, 2007
   Class C Shares                             Contractual     2.15%           May 2, 2003         June 30, 2007
   Class R Shares                             Contractual     1.65%        October 25, 2005       June 30, 2007
   Investor Class Shares                      Contractual     1.40%          July 15, 2005        June 30, 2007
   Institutional Class Shares                 Contractual     1.15%        October 25, 2005       June 30, 2007

See page 9 for footnotes to Exhibit A.

                                                          as of January 31, 2007

                                              CONTRACTUAL/     EXPENSE      EFFECTIVE DATE         EXPIRATION
FUND                                            VOLUNTARY    LIMITATION    OF CURRENT LIMIT           DATE
----                                          ------------   ----------   ------------------   ------------------
AIM Diversified Dividend Fund                  Voluntary      1.00%           May 2, 2003            N/A(2)
   Class A Shares                              Voluntary      1.65%           May 2, 2003            N/A(2)
   Class B Shares                              Voluntary      1.65%           May 2, 2003            N/A(2)
   Class C Shares                              Voluntary      1.25%        October 25, 2005          N/A(2)
   Class R Shares                              Voluntary      1.00%          July 15, 2005           N/A(2)
   Investor Class Shares                       Voluntary      0.75%        October 25, 2005          N/A(2)
   Institutional Class Shares

AIM Large Cap Basic Value Fund
   Class A Shares                             Contractual     1.22%          July 1, 2005        June 30, 2007
   Class B Shares                             Contractual     1.97%          July 1, 2005        June 30, 2007
   Class C Shares                             Contractual     1.97%          July 1, 2005        June 30, 2007
   Class R Shares                             Contractual     1.47%          July 1, 2005        June 30, 2007
   Investor Class Shares                      Contractual     1.22%          July 1, 2005        June 30, 2007
   Institutional Class Shares                 Contractual     0.97%          July 1, 2005        June 30, 2007

AIM Large Cap Growth Fund
   Class A Shares                             Contractual     1.32%          July 1, 2005        June 30, 2007
   Class B Shares                             Contractual     2.07%          July 1, 2005        June 30, 2007
   Class C Shares                             Contractual     2.07%          July 1, 2005        June 30, 2007
   Class R Shares                             Contractual     1.57%          July 1, 2005        June 30, 2007
   Investor Class Shares                      Contractual     1.32%          July 1, 2005        June 30, 2007
   Institutional Class Shares                 Contractual     1.07%          July 1, 2005        June 30, 2007

AIM Select Basic Value Fund
   Class A Shares                              Voluntary      1.75%(3)      August 30, 2002          N/A(2)
   Class B Shares                              Voluntary      1.75%(3)      August 30, 2002          N/A(2)
   Class C Shares                              Voluntary      1.75%(3)      August 30, 2002          N/A(2)

                         AIM INTERNATIONAL MUTUAL FUNDS

                                              CONTRACTUAL/     EXPENSE      EFFECTIVE DATE         EXPIRATION
FUND                                            VOLUNTARY    LIMITATION    OF CURRENT LIMIT           DATE
----                                          ------------   ----------   ------------------   ------------------
AIM International Core Equity Fund
   Class A Shares                             Contractual       2.00%        July 1, 2005       October 31, 2006
   Class B Shares                             Contractual       2.75%       August 12, 2003     October 31, 2006
   Class C Shares                             Contractual       2.75%       August 12, 2003     October 31, 2006
   Class R Shares                             Contractual       2.25%      November 24, 2003    October 31, 2006
   Investor Class Shares                      Contractual       2.00%       August 12, 2003     October 31, 2006
   Institutional Class Shares                 Contractual       1.75%       April 30, 2004      October 31, 2006

                              AIM INVESTMENT FUNDS

                                              CONTRACTUAL/     EXPENSE      EFFECTIVE DATE         EXPIRATION
FUND                                            VOLUNTARY    LIMITATION    OF CURRENT LIMIT           DATE
----                                          ------------   ----------   ------------------   ------------------
AIM China Fund
   Class A Shares                             Contractual       2.05%       March 31, 2006        June 30, 2007
   Class B Shares                             Contractual       2.80%       March 31, 2006        June 30, 2007
   Class C Shares                             Contractual       2.80%       March 31, 2006        June 30, 2007
   Institutional Class Shares                 Contractual       1.80%       March 31, 2006        June 30, 2007

See page 9 for footnotes to Exhibit A.

                                                          as of January 31, 2007

                                              CONTRACTUAL/     EXPENSE      EFFECTIVE DATE         EXPIRATION
FUND                                            VOLUNTARY    LIMITATION    OF CURRENT LIMIT           DATE
----                                          ------------   ----------   ------------------   ------------------
AIM Developing Markets Fund                   Contractual     1.75%          July 1, 2005         June 30, 2007
   Class A Shares                             Contractual     2.50%          July 1, 2002         June 30, 2007
   Class B Shares                             Contractual     2.50%          July 1, 2002         June 30, 2007
   Class C Shares                             Contractual     1.50%        October 25, 2005       June 30, 2007
   Institutional Class Shares

AIM Enhanced Short Bond Fund
   Class A Shares                             Contractual     0.85%         March 31, 2006        June 30, 2007
   Class C Shares                             Contractual     1.10%(3)      March 31, 2006        June 30, 2007
   Class R Shares                             Contractual     1.10%         March 31, 2006        June 30, 2007
   Institutional Class Shares                 Contractual     0.60%         March 31, 2006        June 30, 2007

AIM Global Health Care Fund
   Class A Shares                              Voluntary      1.30%         July 18, 2005            N/A(2)
   Class B Shares                              Voluntary      2.05%         July 18, 2005            N/A(2)
   Class C Shares                              Voluntary      2.05%         July 18, 2005            N/A(2)
   Investor Class Shares                       Voluntary      1.30%         July 18, 2005            N/A(2)

AIM International Bond Fund
   Class A Shares                             Contractual     1.10%         March 31, 2006        June 30, 2007
   Class B Shares                             Contractual     1.85%         March 31, 2006        June 30, 2007
   Class C Shares                             Contractual     1.85%         March 31, 2006        June 30, 2007
   Institutional Class Shares                 Contractual     0.85%         March 31, 2006        June 30, 2007

AIM Japan Fund
   Class A Shares                             Contractual     1.70%         March 31, 2006        June 30, 2007
   Class B Shares                             Contractual     2.45%         March 31, 2006        June 30, 2007
   Class C Shares                             Contractual     2.45%         March 31, 2006        June 30, 2007
   Institutional Class Shares                 Contractual     1.45%         March 31, 2006        June 30, 2007

AIM Trimark Endeavor Fund
   Class A Shares                             Contractual     1.90%          July 1, 2005         June 30, 2007
   Class B Shares                             Contractual     2.65%        November 1, 2004       June 30, 2007
   Class C Shares                             Contractual     2.65%        November 1, 2004       June 30, 2007
   Class R Shares                             Contractual     2.15%        November 1, 2004       June 30, 2007
   Institutional Class Shares                 Contractual     1.65%        November 1, 2004       June 30, 2007

AIM Trimark Fund
   Class A Shares                             Contractual     2.15%          July 1, 2005         June 30, 2007
   Class B Shares                             Contractual     2.90%        November 1, 2004       June 30, 2007
   Class C Shares                             Contractual     2.90%        November 1, 2004       June 30, 2007
   Class R Shares                             Contractual     2.40%        November 1, 2004       June 30, 2007
   Institutional Class Shares                 Contractual     1.90%        November 1, 2004       June 30, 2007

AIM Trimark Small Companies Fund
   Class A Shares                             Contractual     1.50%       September 30, 2005      June 30, 2007
   Class B Shares                             Contractual     2.25%       September 30, 2005      June 30, 2007
   Class C Shares                             Contractual     2.25%       September 30, 2005      June 30, 2007
   Class R Shares                             Contractual     1.75%       September 30, 2005      June 30, 2007
   Institutional Class Shares                 Contractual     1.25%       September 30, 2005      June 30, 2007

See page 9 for footnotes to Exhibit A.

                                                          as of January 31, 2007

FUNDS WITH FISCAL YEAR END OF DECEMBER 31

                                 AIM FUNDS GROUP

                                              CONTRACTUAL/     EXPENSE      EFFECTIVE DATE         EXPIRATION
FUND                                            VOLUNTARY    LIMITATION    OF CURRENT LIMIT           DATE
----                                          ------------   ----------   ------------------   ------------------
AIM Basic Balanced Fund
   Class A Shares                              Voluntary        1.25%        July 18, 2005            N/A(2)
   Class B Shares                              Voluntary        2.00%        July 18, 2005            N/A(2)
   Class C Shares                              Voluntary        2.00%        July 18, 2005            N/A(2)
   Class R. Shares                             Voluntary        1.50%        July 18, 2005            N/A(2)
   Investor Class Shares                       Voluntary        1.25%        July 18, 2005            N/A(2)
   Institutional Class Shares                  Voluntary        1.00%        July 18, 2005            N/A(2)

AIM European Small Company Fund
   Class A Shares                             Contractual       1.90%        July 1, 2005         June 30, 2007
   Class B Shares                             Contractual       2.65%         May 1, 2002         June 30, 2007
   Class C Shares                             Contractual       2.65%         May 1, 2002         June 30, 2007

AIM Global Value Fund
   Class A Shares                             Contractual       1.90%        July 1, 2005         June 30, 2007
   Class B Shares                             Contractual       2.65%         May 1, 2002         June 30, 2007
   Class C Shares                             Contractual       2.65%         May 1, 2002         June 30, 2007
   Institutional Class Shares                 Contractual       1.65%         May 1, 2002         June 30, 2007

AIM International Small Company Fund
   Class A Shares
   Class B Shares                             Contractual       1.90%        July 1, 2005       December 31, 2006
   Class C Shares                             Contractual       2.65%         May 1, 2002       December 31, 2006
   Institutional Class Shares                 Contractual       2.65%         May 1, 2002       December 31, 2006
                                              Contractual       1.65%         May 1, 2002       December 31, 2006
AIM Mid Cap Basic Value Fund
   Class A Shares                              Voluntary        1.70%        July 1, 2005             N/A(2)
   Class B Shares                              Voluntary        2.45%      December 31, 2001          N/A(2)
   Class C Shares                              Voluntary        2.45%      December 31, 2001          N/A(2)
   Class R Shares                              Voluntary        1.95%      December 31, 2001          N/A(2)
   Institutional Class Shares                  Voluntary        1.45%      December 31, 2001          N/A(2)

                                AIM GROWTH SERIES

                                              CONTRACTUAL/     EXPENSE      EFFECTIVE DATE         EXPIRATION
FUND                                            VOLUNTARY    LIMITATION    OF CURRENT LIMIT           DATE
----                                          ------------   ----------   ------------------   ------------------
AIM Small Cap Growth Fund
   Class A Shares                             Contractual       1.90%       April 10, 2006        July 31, 2006
   Class B Shares                             Contractual       2.65%       April 10, 2006        July 31, 2006
   Class C Shares                             Contractual       2.65%       April 10, 2006        July 31, 2006
   Class R Shares                             Contractual       2.15%       April 10, 2006        July 31, 2006
   Investor Class Shares                      Contractual       1.90%       April 10, 2006        July 31, 2006
   Institutional Class Shares                 Contractual       1.65%       April 10, 2006        July 31, 2006

AIM Small Cap Growth Fund
   Class A Shares                              Voluntary        1.50%       April 10, 2006            N/A(2)
   Class B Shares                              Voluntary        2.25%       April 10, 2006            N/A(2)
   Class C Shares                              Voluntary        2.25%       April 10, 2006            N/A(2)
   Class R Shares                              Voluntary        1.75%       April 10, 2006            N/A(2)
   Investor Class Shares                       Voluntary        1.50%       April 10, 2006            N/A(2)
   Institutional Class Shares                  Voluntary        1.25%       April 10, 2006            N/A(2)

See page 9 for footnotes to Exhibit A.

                                                          as of January 31, 2007

                                              CONTRACTUAL/     EXPENSE      EFFECTIVE DATE         EXPIRATION
FUND                                            VOLUNTARY    LIMITATION    OF CURRENT LIMIT           DATE
----                                          ------------   ----------   ------------------   ------------------
AIM Global Equity Fund
   Class A Shares                             Contractual       1.75%        July 1, 2005         June 30, 2007
   Class B Shares                             Contractual       2.50%       August 27, 1999       June 30, 2007
   Class C Shares                             Contractual       2.50%       August 27, 1999       June 30, 2007
   Class R Shares                             Contractual       2.00%       August 27, 1999       June 30, 2007
   Institutional Class Shares                 Contractual       1.50%       August 27, 1999       June 30, 2007

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) AIM may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

(3) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by A I M Distributors, Inc.

                                                          as of January 31, 2007

                     EXHIBIT "B" - ASSET ALLOCATION FUNDS(1)

AIM GROWTH SERIES

                                              CONTRACTUAL/               EXPENSE                 EFFECTIVE DATE      EXPIRATION
FUND                                            VOLUNTARY              LIMITATION(2)            OF CURRENT LIMIT        DATE
----                                          ------------   --------------------------------   ----------------   -------------
AIM Conservative Allocation Fund
   Class A Shares                             Contractual    Limit Other Expenses to 0.23% of    January 1, 2006   June 30, 2007
                                                             average daily net assets
   Class B Shares                             Contractual    Limit Other Expenses to 0.23% of    January 1, 2006   June 30, 2007
                                                             average daily net assets
   Class C Shares                             Contractual    Limit Other Expenses to 0.23% of    January 1, 2006   June 30, 2007
                                                             average daily net assets
   Class R Shares                             Contractual    Limit Other Expenses to 0.23% of    January 1, 2006   June 30, 2007
                                                             average daily net assets
   Institutional Class Shares                 Contractual    Limit Other Expenses to 0.23% of    January 1, 2006   June 30, 2007
                                                             average daily net assets

AIM Growth Allocation Fund
   Class A Shares                             Contractual    Limit Other Expenses to 0.21% of    January 1, 2006   June 30, 2007
                                                             average daily net assets
   Class B Shares                             Contractual    Limit Other Expenses to 0.21% of    January 1, 2006   June 30, 2007
                                                             average daily net assets
   Class C Shares                             Contractual    Limit Other Expenses to 0.21% of    January 1, 2006   June 30, 2007
                                                             average daily net assets
   Class R Shares                             Contractual    Limit Other Expenses to 0.21% of    January 1, 2006   June 30, 2007
                                                             average daily net assets
   Institutional Class Shares                 Contractual    Limit Other Expenses to 0.21% of    January 1, 2006   June 30, 2007
                                                             average daily net assets

AIM Income Allocation Fund
   Class A                                    Contractual    Limit Other Expenses to 0.03%  of   January 1, 2006   June 30, 2007
                                                             average daily net assets
   Class B                                    Contractual    Limit Other Expenses to 0.03% of    January 1, 2006   June 30, 2007
                                                             average daily net assets
   Class C                                    Contractual    Limit Other Expenses to 0.03% of    January 1, 2006   June 30, 2007
                                                             average daily net assets
   Class R                                    Contractual    Limit Other Expenses to 0.03% of    January 1, 2006   June 30, 2007
                                                             average daily net assets
   Institutional Class                        Contractual    Limit Other Expenses to 0.03% of    January 1, 2006   June 30, 2007
                                                             average daily net assets

See page 14 for footnotes to Exhibit B.

                                                          as of January 31, 2007


                                              CONTRACTUAL/               EXPENSE                 EFFECTIVE DATE      EXPIRATION
FUND                                            VOLUNTARY              LIMITATION(2)            OF CURRENT LIMIT        DATE
----                                          ------------   --------------------------------   ----------------   -------------
AIM Independence Now Fund
   Class A                                    Contractual    Limit Other Expenses to 0.16% of   January 31, 2007   June 30, 2008
                                                             average daily net assets
   Class B                                    Contractual    Limit Other Expenses to 0.16% of   January 31, 2007   June 30, 2008
                                                             average daily net assets
   Class C                                    Contractual    Limit Other Expenses to 0.16% of   January 31, 2007   June 30, 2008
                                                             average daily net assets
   Class R                                    Contractual    Limit Other Expenses to 0.16% of   January 31, 2007   June 30, 2008
                                                             average daily net assets
   Institutional Class                        Contractual    Limit Other Expenses to 0.16% of   January 31, 2007   June 30, 2008
                                                             average daily net assets

AIM Independence 2010 Fund
   Class A                                    Contractual   Limit Other Expenses to 0.17% of    January 31, 2007   June 30, 2008
                                                            average daily net assets
   Class B                                    Contractual   Limit Other Expenses to 0.17% of    January 31, 2007   June 30, 2008
                                                            average daily net assets
   Class C                                    Contractual   Limit Other Expenses to 0.17% of    January 31, 2007   June 30, 2008
                                                            average daily net assets
   Class R                                    Contractual   Limit Other Expenses to 0.17% of    January 31, 2007   June 30, 2008
                                                            average daily net assets
   Institutional Class                        Contractual   Limit Other Expenses to 0.17% of    January 31, 2007   June 30, 2008
                                                            average daily net assets

AIM Independence 2020 Fund
   Class A                                    Contractual   Limit Other Expenses to 0.24% of    January 31, 2007   June 30, 2008
                                                            average daily net assets
   Class B                                    Contractual   Limit Other Expenses to 0.24% of    January 31, 2007   June 30, 2008
                                                            average daily net assets
   Class C                                    Contractual   Limit Other Expenses to 0.24% of    January 31, 2007   June 30, 2008
                                                            average daily net assets
   Class R                                    Contractual   Limit Other Expenses to 0.24% of    January 31, 2007   June 30, 2008
                                                            average daily net assets
   Institutional Class                        Contractual   Limit Other Expenses to 0.24% of    January 31, 2007   June 30, 2008
                                                            average daily net assets

See page 14 for footnotes to Exhibit B.

                                                          as of January 31, 2007

                                              CONTRACTUAL/               EXPENSE                 EFFECTIVE DATE      EXPIRATION
FUND                                            VOLUNTARY              LIMITATION(2)            OF CURRENT LIMIT        DATE
----                                          ------------   --------------------------------   ----------------   -------------
AIM Independence 2030 Fund
   Class A                                    Contractual    Limit Other Expenses to 0.24% of   January 31, 2007   June 30, 2008
                                                             average daily net assets
   Class B                                    Contractual    Limit Other Expenses to 0.24% of   January 31, 2007   June 30, 2008
                                                             average daily net assets
   Class C                                    Contractual    Limit Other Expenses to 0.24% of   January 31, 2007   June 30, 2008
                                                             average daily net assets
   Class R                                    Contractual    Limit Other Expenses to 0.24% of   January 31, 2007   June 30, 2008
                                                             average daily net assets
   Institutional Class                        Contractual    Limit Other Expenses to 0.24% of   January 31, 2007   June 30, 2008
                                                             average daily net assets

AIM Independence 2040 Fund
   Class A                                    Contractual    Limit Other Expenses to 0.28% of   January 31, 2007   June 30, 2008
                                                             average daily net assets
   Class B                                    Contractual    Limit Other Expenses to 0.28% of   January 31, 2007   June 30, 2008
                                                             average daily net assets
   Class C                                    Contractual    Limit Other Expenses to 0.28% of   January 31, 2007   June 30, 2008
                                                             average daily net assets
   Class R                                    Contractual    Limit Other Expenses to 0.28% of   January 31, 2007   June 30, 2008
                                                             average daily net assets
   Institutional Class                        Contractual    Limit Other Expenses to 0.28% of   January 31, 2007   June 30, 2008
                                                             average daily net assets

AIM Independence 2050 Fund
   Class A                                    Contractual    Limit Other Expenses to 0.28% of   January 31, 2007   June 30, 2008
                                                             average daily net assets
   Class B                                    Contractual    Limit Other Expenses to 0.28% of   January 31, 2007   June 30, 2008
                                                             average daily net assets
   Class C                                    Contractual    Limit Other Expenses to 0.28% of   January 31, 2007   June 30, 2008
                                                             average daily net assets
   Class R                                    Contractual    Limit Other Expenses to 0.28% of   January 31, 2007   June 30, 2008
                                                             average daily net assets
   Institutional Class                        Contractual    Limit Other Expenses to 0.28% of   January 31, 2007   June 30, 2008
                                                             average daily net assets

See page 14 for footnotes to Exhibit B.

                                                          as of January 31, 2007

                                              CONTRACTUAL/               EXPENSE                 EFFECTIVE DATE      EXPIRATION
FUND                                            VOLUNTARY              LIMITATION(2)            OF CURRENT LIMIT        DATE
----                                          ------------   --------------------------------   ----------------   -------------
AIM International Allocation Fund
   Class A                                    Contractual    Limit Other Expenses to 0.18% of   October 31, 2005   June 30, 2007
                                                             average daily net assets
   Class B                                    Contractual    Limit Other Expenses to 0.18% of   October 31, 2005   June 30, 2007
                                                             average daily net assets
   Class C                                    Contractual    Limit Other Expenses to 0.18% of   October 31, 2005   June 30, 2007
                                                             average daily net assets
   Class R                                    Contractual    Limit Other Expenses to 0.18% of   October 31, 2005   June 30, 2007
                                                             average daily net assets
   Institutional Class                        Contractual    Limit Other Expenses to 0.18% of   October 31, 2005   June 30, 2007
                                                             average daily net assets

AIM Moderate Allocation Fund
   Class A Shares                             Contractual    Limit Other Expenses to 0.12% of    January 1, 2006   June 30, 2007
                                                             average daily net assets
   Class B Shares                             Contractual    Limit Other Expenses to 0.12% of    January 1, 2006   June 30, 2007
                                                             average daily net assets
   Class C Shares                             Contractual    Limit Other Expenses to 0.12% of    January 1, 2006   June 30, 2007
                                                             average daily net assets
   Class R Shares                             Contractual    Limit Other Expenses to 0.12% of    January 1, 2006   June 30, 2007
                                                             average daily net assets
   Institutional Class Shares                 Contractual    Limit Other Expenses to 0.12% of    January 1, 2006   June 30, 2007
                                                             average daily net assets

AIM Moderate Growth Allocation Fund
   Class A Shares                             Contractual    Limit Other Expenses to 0.12% of    April 29, 2005    June 30, 2007
                                                             average daily net assets
   Class B Shares                             Contractual    Limit Other Expenses to 0.12% of    April 29, 2005    June 30, 2007
                                                             average daily net assets
   Class C Shares                             Contractual    Limit Other Expenses to 0.12% of    April 29, 2005    June 30, 2007
                                                             average daily net assets
   Class R Shares                             Contractual    Limit Other Expenses to 0.12% of    April 29, 2005    June 30, 2007
                                                             average daily net assets
   Institutional Class Shares                 Contractual    Limit Other Expenses to 0.12% of    April 29, 2005    June 30, 2007
                                                             average daily net assets

See page 14 for footnotes to Exhibit B.

                                                          as of January 31, 2007

                                              CONTRACTUAL/               EXPENSE                 EFFECTIVE DATE      EXPIRATION
FUND                                            VOLUNTARY              LIMITATION(2)            OF CURRENT LIMIT        DATE
----                                          ------------   --------------------------------   ----------------   -------------
AIM Moderately Conservative Allocation Fund
   Class A Shares                             Contractual    Limit Other Expenses to 0.14% of    April 29, 2005    June 30, 2007
                                                             average daily net assets
   Class B Shares                             Contractual    Limit Other Expenses to 0.14% of    April 29, 2005    June 30, 2007
                                                             average daily net assets
   Class C Shares                             Contractual    Limit Other Expenses to 0.14% of    April 29, 2005    June 30, 2007
                                                             average daily net assets
   Class R Shares                             Contractual    Limit Other Expenses to 0.14% of    April 29, 2005    June 30, 2007
                                                             average daily net assets
   Institutional Class Shares                 Contractual    Limit Other Expenses to 0.14% of    April 29, 2005    June 30, 2007
                                                             average daily net assets

(1) Other expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the same amount established for Class A shares.

(2) Other Expenses are defined as all normal operating expenses of the fund, excluding management fees and 12b-1 expenses, if any. The expense limitation is subject to the exclusions as listed in the Memorandum of Agreement.

                                                          as of January 31, 2007

               EXHIBIT "C" - INSTITUTIONAL MONEY MARKET FUNDS(1,2)

FUNDS WITH FISCAL YEAR END OF MARCH 31

                           TAX-FREE INVESTMENTS TRUST

                                              CONTRACTUAL/     EXPENSE      EFFECTIVE DATE         EXPIRATION
FUND                                            VOLUNTARY    LIMITATION    OF CURRENT LIMIT           DATE
----                                          ------------   ----------   ------------------   ------------------
Tax-Free Cash Reserve Portfolio(3)
   Cash Management Class                      Contractual       0.22%        June 30, 2005        June 30, 2007
   Corporate Class                            Contractual       0.22%        June 30, 2005        June 30, 2007
   Institutional Class                        Contractual       0.22%        June 30, 2005        June 30, 2007
   Personal Investment Class                  Contractual       0.22%        June 30, 2005        June 30, 2007
   Private Investment Class                   Contractual       0.22%        June 30, 2005        June 30, 2007
   Reserve Class                              Contractual       0.22%        June 30, 2005        June 30, 2007
   Resource Class                             Contractual       0.22%        June 30, 2005        June 30, 2007

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                          SHORT-TERM INVESTMENTS TRUST

                                              CONTRACTUAL/     EXPENSE      EFFECTIVE DATE         EXPIRATION
FUND                                            VOLUNTARY    LIMITATION    OF CURRENT LIMIT           DATE
----                                          ------------   ----------   ------------------   ------------------
Government & Agency Portfolio
   Cash Management Class                      Contractual       0.12%        June 30, 2005        June 30, 2007
   Corporate Class                            Contractual       0.12%        June 30, 2005        June 30, 2007
   Institutional Class                        Contractual       0.12%        June 30, 2005        June 30, 2007
   Personal Investment Class                  Contractual       0.12%        June 30, 2005        June 30, 2007
   Private Investment Class                   Contractual       0.12%        June 30, 2005        June 30, 2007
   Reserve Class                              Contractual       0.12%        June 30, 2005        June 30, 2007
   Resource Class                             Contractual       0.12%        June 30, 2005        June 30, 2007

Government TaxAdvantage Portfolio
   Cash Management Class
   Corporate Class                            Contractual       0.12%        June 30, 2005        June 30, 2007
   Institutional Class                        Contractual       0.12%        June 30, 2005        June 30, 2007
   Personal Investment Class                  Contractual       0.12%        June 30, 2005        June 30, 2007
   Private Investment Class                   Contractual       0.12%        June 30, 2005        June 30, 2007
   Reserve Class                              Contractual       0.12%        June 30, 2005        June 30, 2007
   Resource Class                             Contractual       0.12%        June 30, 2005        June 30, 2007
                                              Contractual       0.12%        June 30, 2005        June 30, 2007

Liquid Assets Portfolio
   Cash Management Class                      Contractual       0.12%        June 30, 2005        June 30, 2007
   Corporate Class                            Contractual       0.12%        June 30, 2005        June 30, 2007
   Institutional Class                        Contractual       0.12%        June 30, 2005        June 30, 2007
   Personal Investment Class                  Contractual       0.12%        June 30, 2005        June 30, 2007
   Private Investment Class                   Contractual       0.12%        June 30, 2005        June 30, 2007
   Reserve Class                              Contractual       0.12%        June 30, 2005        June 30, 2007
   Resource Class                             Contractual       0.12%        June 30, 2005        June 30, 2007

See page 16 for footnotes to Exhibit C.

                                                          as of January 31, 2007

                                              CONTRACTUAL/     EXPENSE      EFFECTIVE DATE         EXPIRATION
FUND                                            VOLUNTARY    LIMITATION    OF CURRENT LIMIT           DATE
----                                          ------------   ----------   ------------------   ------------------
STIC Prime Portfolio                          Contractual       0.12%        June 30, 2005        June 30, 2007
   Cash Management Class                      Contractual       0.12%        June 30, 2005        June 30, 2007
   Corporate Class                            Contractual       0.12%        June 30, 2005        June 30, 2007
   Institutional Class                        Contractual       0.12%        June 30, 2005        June 30, 2007
   Personal Investment Class                  Contractual       0.12%        June 30, 2005        June 30, 2007
   Private Investment Class                   Contractual       0.12%        June 30, 2005        June 30, 2007
   Reserve Class                              Contractual       0.12%        June 30, 2005        June 30, 2007
   Resource Class

Treasury Portfolio
   Cash Management Class                      Contractual       0.12%        June 30, 2005        June 30, 2007
   Corporate Class                            Contractual       0.12%        June 30, 2005        June 30, 2007
   Institutional Class                        Contractual       0.12%        June 30, 2005        June 30, 2007
   Personal Investment Class                  Contractual       0.12%        June 30, 2005        June 30, 2007
   Private Investment Class                   Contractual       0.12%        June 30, 2005        June 30, 2007
   Reserve Class                              Contractual       0.12%        June 30, 2005        June 30, 2007
   Resource Class                             Contractual       0.12%        June 30, 2005        June 30, 2007

(1)  The expense limit shown excludes Rule 12b-1 fees.

(2) The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

(3) The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                          as of January 31, 2007

                     EXHIBIT "D" - VARIABLE INSURANCE FUNDS

AIM VARIABLE INSURANCE FUNDS

                                              CONTRACTUAL/     EXPENSE      EFFECTIVE DATE         EXPIRATION
FUND                                            VOLUNTARY    LIMITATION    OF CURRENT LIMIT           DATE
----                                          ------------   ----------   ------------------   ------------------
AIM V.I. Basic Balanced Fund
   Series I Shares                            Contractual      0.91%         July 1, 2005        April 30, 2008
   Series II Shares                           Contractual      1.16%         July 1, 2005        April 30, 2008

AIM V.I. Basic Value Fund
   Series I Shares                            Contractual      1.30%        January 1, 2005      April 30, 2008
   Series II Shares                           Contractual      1.45%        January 1, 2005      April 30, 2008

AIM V.I. Capital Appreciation Fund
   Series I Shares                            Contractual      1.30%        January 1, 2005      April 30, 2008
   Series II Shares                           Contractual      1.45%        January 1, 2005      April 30, 2008

AIM V.I. Capital Development Fund
   Series I Shares                            Contractual      1.30%        January 1, 2005      April 30, 2008
   Series II Shares                           Contractual      1.45%        January 1, 2005      April 30, 2008

AIM V.I. Core Equity Fund
   Series I Shares                            Contractual      1.30%        January 1, 2005      April 30, 2008
   Series II Shares                           Contractual      1.45%        January 1, 2005      April 30, 2008

AIM V.I. Demographic Trends Fund
   Series I Shares                            Contractual      1.01%         July 1, 2005        April 30, 2008
   Series II Shares                           Contractual      1.26%         July 1, 2005        April 30, 2008

AIM V.I. Diversified Dividend Fund
   Series I Shares                            Contractual      1.00%          May 1, 2006        April 30, 2008
   Series II Shares                           Contractual      1.25%          May 1, 2006        April 30, 2008

AIM V.I. Diversified Income Fund
   Series I Shares                            Contractual      0.75%         July 1, 2005        April 30, 2008
   Series II Shares                           Contractual      1.00%         July 1, 2005        April 30, 2008

AIM V.I. Dynamics Fund
   Series I Shares                            Contractual      1.30%        April 30, 2004       April 30, 2008
   Series II Shares                           Contractual      1.45%        April 30, 2004       April 30, 2008

AIM V.I. Financial Services Fund
   Series I Shares                            Contractual      1.30%        April 30, 2004       April 30, 2008
   Series II Shares                           Contractual      1.45%        April 30, 2004       April 30, 2008

AIM V.I. Global Equity Fund
   Series I Shares                            Contractual      1.10%          May 1, 2006        April 30, 2008
   Series II Shares                           Contractual      1.35%          May 1, 2006        April 30, 2008

AIM V.I. Global Health Care Fund
   Series I Shares                            Contractual      1.30%        April 30, 2004       April 30, 2008

See page 19 for footnotes to Exhibit D.

                                                          as of January 31, 2007

                                              CONTRACTUAL/     EXPENSE      EFFECTIVE DATE         EXPIRATION
FUND                                            VOLUNTARY    LIMITATION    OF CURRENT LIMIT           DATE
----                                          ------------   ----------   ------------------   ------------------
   Series II Shares                           Contractual      1.45%        April 30, 2004       April 30, 2008

AIM V.I. Government Securities Fund
   Series I Shares                            Contractual      0.73%         July 1, 2005        April 30, 2008
   Series II Shares                           Contractual      0.98%         July 1, 2005        April 30, 2008

AIM V.I. High Yield Fund
   Series I Shares                            Contractual      0.95%         July 1, 2005        April 30, 2008
   Series II Shares                           Contractual      1.20%        April 30, 2004       April 30, 2008

AIM V.I. International Core Equity Fund
   Series I Shares                            Contractual      1.10%          May 1, 2006        April 30, 2008
   Series II Shares                           Contractual      1.35%          May 1, 2006        April 30, 2008

AIM V.I. International Growth Fund
   Series I Shares                            Contractual      1.30%        January 1, 2005      April 30, 2008
   Series II Shares                           Contractual      1.45%        January 1, 2005      April 30, 2008

AIM V.I. Large Cap Growth Fund
   Series I Shares                            Contractual      1.01%         July 1, 2005        April 30, 2008
   Series II Shares                           Contractual      1.26%         July 1, 2005        April 30, 2008

AIM V.I. Leisure Fund
   Series I Shares                            Contractual      1.01%        April 30, 2004       April 30, 2008
   Series II Shares                           Contractual      1.26%        April 30, 2004       April 30, 2008

AIM V.I. Mid Cap Core Equity Fund
   Series I Shares                            Contractual      1.30%      September 10, 2001     April 30, 2008
   Series II Shares                           Contractual      1.45%      September 10, 2001     April 30, 2008

AIM V.I. Money Market Fund
   Series I Shares                            Contractual      1.30%        January 1, 2005      April 30, 2008
   Series II Shares                           Contractual      1.45%        January 1, 2005      April 30, 2008

AIM V.I. Real Estate Fund(1)
   Series I Shares                            Contractual      1.30%        April 30, 2004       April 30, 2008
   Series II Shares                           Contractual      1.45%        April 30, 2004       April 30, 2008

AIM V.I. Small Cap Equity Fund
   Series I Shares                            Contractual      1.15%         July 1, 2005        April 30, 2008
   Series II Shares                           Contractual      1.40%         July 1, 2005        April 30, 2008

AIM V.I. Small Company Growth Fund(2)
   Series I Shares                            Contractual      1.20%         July 1, 2005        April 30, 2008
   Series II Shares                           Contractual      1.45%        April 30, 2004       April 30, 2008

See page 19 for footnotes to Exhibit D.

                                                          as of January 31, 2007

                                              CONTRACTUAL/     EXPENSE      EFFECTIVE DATE         EXPIRATION
FUND                                            VOLUNTARY    LIMITATION    OF CURRENT LIMIT           DATE
----                                          ------------   ----------   ------------------   ------------------
AIM V.I. Technology Fund
   Series I Shares                            Contractual       1.30%       April 30, 2004       April 30, 2008
   Series II Shares                           Contractual       1.45%       April 30, 2004       April 30, 2008

AIM V.I. Utilities Fund
   Series I Shares                            Contractual       0.93%     September 23, 2005     April 30, 2008
   Series II Shares                           Contractual       1.18%     September 23, 2005     April 30, 2008

----------
(1) AIM V.I. Real Estate Fund is scheduled to change its name to AIM V.I. Global Real Estate Fund on July 3, 2006.

(2) AIM V.I. Small Company Growth Fund is scheduled to change its name to AIM V.I. Small Cap Growth Fund on July 3, 2006.